                     TRANSMITTAL OF FINANCIAL REPORTS AND
                       CERTIFICATION OF COMPLIANCE WITH
                 UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                      FOR THE PERIOD ENDED APRIL 27, 1999

          Debtors: Favorite Brands International Holding Corp., Favorite Brands International, Inc., Trolli Inc., and Sather Trucking Corporation (the "Debtors")
          Case Numbers:  99-726 (PJW) through 99-729 (PJW)

As President of the Debtors, I affirm to the best of my knowledge, information and belief:

1) That I have reviewed the financial statements attached hereto, consisting of:

[X]  Consolidated Statement of Operations
[X]  Consolidated Balance Sheet
[X]  Consolidated Statement of Cash Flows
[X]  Statement of Cash Receipts and Disbursements
[X]  Accounts Receivable and Postpetition Accounts Payable Aging Statements
[X]  Statement of Payments to Professionals

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtors financial activity for the period stated.

2) That the insurance as described in Section 3 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

3) That all postpetition taxes as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

4) That no payments have been made to officers and directors of the Debtors except as authorized pursuant to orders of the Bankruptcy Court including the Order Under 11 U.S.C. (S)(S)105, 363 and 365 Authorizing (A) Implementation of Key Employee Retention Program, (B) Implementation of Severance Program, (C) Modification of Retirement Plans, (D) Assumption of or Entry Into Certain Employment Agreements With Key Executives, and (E) Granting Other Relief (approved on April 30, 1999).

5) That no professional fees (attorney, accountant, etc.) have been paid except as provided in the (1) Order Authorizing Retention of Professionals by Debtors in the Ordinary Course of Business (entered on March 31, 1999) or (2) Administrative Order 11 U.S.C. (S)(S)105(a) and 331 Establishing Procedures for Interim Compensation and Reimbursement of Expenses of Professionals (entered on March 31, 1999).

The attached monthly report was prepared by the Debtors under my direction and supervision. The Debtors verify that to the best of its knowledge, the information provided herein is true and correct.


Dated: 6/1/99            /s/ Steven F. Kaplan
----------------         -------------------------

                         Debtors in Possession
                         Steven F. Kaplan
                         President, Chief Operating Officer, & Chief Financial Officer
                         (847) 405-5800

                      FAVORITE BRANDS INTERNATIONAL, INC.
                               AND SUBSIDIARIES
  (A Wholly-Owned Subsidiary of Favorite Brands International Holding Corp.)
                            (Debtor-In-Possession)

                          CONSOLIDATED BALANCE SHEET
                 (Dollars in Thousands, Except Per Share Data)

                                                                                           April 24,
                                  ASSETS                                                     1999
                                  ------                                                  ----------
                                                                                          (Unaudited)
Current Assets:
        Cash and cash equivalents ...................................................     $   31,826
        Accounts receivable, less allowance of $16,900 ..............................         49,258
        Inventories .................................................................         68,973
        Deferred income taxes .......................................................         15,343
        Prepaid expenses and other current assets ...................................          6,464
                                                                                          ----------
               Total current assets .................................................        171,864
                                                                                          ----------
Property, Plant and Equipment, at Cost:
        Land ........................................................................          5,200
        Buildings ...................................................................         67,606
        Machinery and equipment .....................................................        201,021
        Construction in progress ....................................................         50,836
                                                                                          ----------
                                                                                             324,663
        Less accumulated depreciation ...............................................         71,990
                                                                                          ----------
                                                                                             252,673
                                                                                          ----------
Other Assets:
        Intangible assets, net ......................................................        337,002
        Prepaid expenses and other assets ...........................................          1,564
        Deferred income taxes .......................................................         48,024
                                                                                          ----------
                                                                                             386,590
                                                                                          ----------
                                                                                          $  811,127
                                                                                          ==========

                      FAVORITE BRANDS INTERNATIONAL, INC.
                               AND SUBSIDIARIES
  (A Wholly-Owned Subsidiary of Favorite Brands International Holding Corp.)
                            (Debtor-in-Possession)

                          CONSOLIDATED BALANCE SHEET
                 (Dollars in Thousands, Except Per Share Data)


                                                                    April 24,
               LIABILITIES AND STOCKHOLDER'S EQUITY                   1999
               ------------------------------------                ----------
                                                                   (Unaudited)
Current Liabilities:
     Accounts payable and accrued liabilities ..................   $  69,587
     Current portion of long-term debt .........................           -
     Other current liabilities .................................       1,598
                                                                   ---------
          Total current liabilities ............................      71,185
                                                                   ---------

Noncurrent Liabilities:
     Long-term debt.............................................           -
     Other long-term liabilities ...............................       1,556
                                                                   ---------
          Total noncurrent liabilities .........................       1,556
                                                                   ---------

Prepetition Secured Debt .......................................     200,500

Liabilities subject to compromise ..............................     466,061

Commitments and Contingencies ..................................           -


Stockholder's Equity:
     Common Stock, $.01 par value; 1,000 shares authorized,
          issued and outstanding ...............................           -
     Additional paid-in capital ................................     195,751
     Accumulated deficit .......................................    (123,926)
                                                                   ---------
          Total stockholder's equity ...........................      71,825
                                                                   ---------
                                                                   $ 811,127
                                                                   ---------

                      FAVORITE BRANDS INTERNATIONAL, INC.
                               AND SUBSIDIARIES
  (A Wholly-Owned Subsidiary of Favorite Brands International Holding Corp.)
                            (Debtor-in-Possession)

                            CONSOLIDATED STATEMENT
                                 OF OPERATIONS
                            (Dollars in Thousands)

                                                                                Four
                                                                             Weeks Ended
                                                                             -----------
                                                                               April 24,
                                                                                 1999
                                                                             -----------
                                                                              (Unaudited)
Net sales .................................................................  $    51,647
Costs and expenses:
          Cost of sales ...................................................       32,121
          Selling, marketing and administrative ...........................       19,780
          Amortization of intangible assets ...............................        1,437
          Restructuring and business integration costs ....................         (469)
                                                                             -----------
                                                                                  52,869
Loss from operations ......................................................       (1,222)
          Interest expense ................................................        2,312
          Reorganization charges under Chapter 11 .........................        1,375
                                                                             -----------
Loss before income taxes, extraordinary charge and cumulative
          effect of change in accounting principle ........................       (4,909)
          Benefit for income taxes ........................................            0
                                                                             -----------
Loss before extraordinary charge and cumulative effect of change in
          accounting principle ............................................       (4,909)
          Extraordinary charge - early debt extinguishment,
               net of income tax benefit ..................................           --
          Cumulative effect of change in accounting principle,
               net of income tax benefit ..................................           --
                                                                             -----------
Net loss ..................................................................  $    (4,909)
                                                                             ===========



Reconciliation to EBITDA:
          Net loss ........................................................  $    (4,909)
               Interest expense ...........................................        2,312
                                                                             -----------
          EBIT ............................................................       (2,597)
               Depreciation ...............................................        2,257
               Amortization ...............................................        1,437
                                                                             -----------
          Reported EBITDA .................................................        1,097
               Reorganization charges under Chapter 11 ....................        1,375
               Restructuring and business integration costs ...............         (469)
                                                                             -----------
          Adjusted EBITDA .................................................  $     2,003
                                                                             ===========

                      FAVORITE BRANDS INTERNATIONAL, INC.
                               AND SUBSIDIARIES
  (A Wholly-Owned Subsidiary of Favorite Brands International Holding Corp.)

                     CONSOLIDATED STATEMENT OF CASH FLOWS
                            (Dollars In Thousands)

                                                                                    Four Weeks Ended
                                                                                     April 24, 1999
                                                                                    ----------------
                                                                                       (Unaudited)
Cash Flows from Operating Activities:
      Net loss.......................................................................   $   (4,909)
             Adjustments:
             Depreciation and amortization...........................................        3,694
             Gain on disposition of property, plant & equipment......................         (106)
             Deferred income taxes...................................................        1,300
             Changes in operating assets and liabilities:
                   Accounts receivable...............................................        9,993
                   Inventories.......................................................        2,817
                   Prepaid expenses and other assets.................................       (2,640)
                   Accounts payable, accrued liabilities and
                    liabilities subject to compromise................................       15,835
                   Income taxes payable..............................................            -
                   Other liabilities.................................................         (398)
                                                                                        ------------
                      Net cash provided by operating activities......................       25,586
                                                                                        ------------
Cash Flows from Investing Activities:
      Purchase of confections businesses, net of cash
        acquired.....................................................................            -
      Proceeds on the sale of assets.................................................            -
      Capital expenditures...........................................................       (2,693)
                                                                                        ------------
                      Net cash used in investing activities..........................       (2,693)
                                                                                        ------------
Cash Flows from Financing Activities:
      Net borrowings on revolving credit loans.......................................            -
      Proceeds from loans............................................................            -
      Repayments of term loan........................................................         (500)
      Payments for debt issuance costs...............................................         (758)
      Repayment of other long-term debt..............................................            -
      Proceeds from capital contributions............................................            -
                                                                                        ------------
                      Net cash used in financing activities..........................        (1,258)
                                                                                        ------------
Increase in cash and cash equivalents................................................       21,635
Cash and cash equivalents, beginning of period.......................................       10,191
                                                                                        ------------
Cash and cash equivalents, end of period.............................................   $   31,826
                                                                                        ============
Supplemental Cash Flow Information:
      Income taxes paid..............................................................   $        -
                                                                                        ============
      Interest paid..................................................................   $    1,348
                                                                                        ============

                  FAVORITE BRANDS INTERNATIONAL HOLDING CORP.
                        Statement of Cash Disbursements
                                For the Period
                            (Thousands of Dollars)

    Debtors: Favorite Brands International Holding Corp., Favorite Brands International, Inc., Trolli Inc., and Sather Trucking Corporation
                                (the "Debtors")

                   Case Numbers: 99-726PJW through 99-729PJW

                          DISBURSEMENTS DURING PERIOD
             (deconsolidated and excluding intradebtor transfers):

              Favorite Brands Holding Corp.           $      -
              Favorite Brands International, Inc.     $   78,655
              Trolli Inc.                             $    7,899
              Sather Trucking Corporation             $    1,735
                                                      ----------
                        Total                         $   88,289
                                                      ==========

                 FAVORITE BRANDS INTERNATIONAL HOLDING CORP.
                 Statement of Cash Receipts and Disbursements
                                For the Period
                            (Thousands of Dollars)

     Debtors: Favorite Brands International Holding Corp., Favorite Brands
      International, Inc., Trolli Inc., and Sather Trucking Corporation
                                (the "Debtors")


                   Case Number: 99-726PJW through 99-729PJW

                    Cash Receipts and Disbursements Detail
                                (consolidated)

                                                                                Favorite Brands International, Inc.
                                                                           ----------------------------------------------
                                                          Holdings           FBI            FBI         FBI         FBI
                                                         1st National      Bank of         Bank of    Campbell &    Kidd
                                        BANK NAME:     Bank of Chicago     America         America      Fetter
                                        ACCOUNT #:        55-61787         81887-00953    58552174    50742-6
                                                          --------         -----------    --------    -------      ------
Beginning Bank Ledger Balance                           $         21        $   8,181      $    23     $     -     $    -
Receipts for Period                                                            55,947           10
Disbursements for Period                                                       37,093
                                                        ------------        ---------      -------     -------     ------
Ending Bank Ledger Balance                              $         21        $  27,035      $    33     $     -
                                                        ============        =========      =======     =======     ======

RECONCILIATION TO GENERAL LEDGER
     Ending Bank Ledger Balance                         $         21        $  27,035      $    33     $     -     $    -
     Outstanding Checks                                                         2,784                                   6
     Deposits in Transit
     Other Reconciling Items                                                    6,959            8          26          2
     Marketable Securities
                                                        ------------        ---------      -------     -------     ------
     Total Cash                                         $         21        $  31,210      $    41     $    26     $   (4)
                                                        ============        =========      =======     =======     ======

                                                            Favorite Brands International, Inc.
                                   --------------------------------------------------------------------------------------
                                   FBI              Farley         Farley         Farley         Farley            Farley
                                   Petty Cash       Bank of        Bank of        Bank of      Merrill Lynch
                                                    America        America        America                          Petty
                                                  8188-4-00945   8765-7-60790   8765-0-60789     626-95S           Cash
                                   ----------     ------------   ------------   ------------     -------           ----
Beginning Bank Ledger Balance      $      -       $         -    $         -    $       143       $    225         $    6
Receipts for Period                                    37,865          2,041          3,185
Disbursements for Period                               37,865          2,041          3,328
                                   --------       -----------    -----------    -----------      ---------         ------
Ending Bank Ledger Balance         $      -       $         -    $         -    $         -      $     225         $    6
                                   ========       ===========    ===========    ===========      =========         ======

RECONCILIATION TO GENERAL LEDGER
     Ending Bank Ledger Balance    $      -       $         -    $         -    $         -      $     225         $    6
     Outstanding Checks
     Deposits in Transit
     Other Reconciling Items              9
     Marketable Securities
                                   --------       -----------    -----------    -----------      ---------         ------
     Total Cash                    $      9       $         -    $         -    $         -      $     225         $    6
                                   ========       ===========    ===========    ===========      =========         ======


     (1) Amounts are held in individual bank accounts specific for each owner/operators' deposit to Sather Trucking.

     (2) Amount does not agree to cash per the April 24, 1999 balance sheet due to reclassifications of book overdrafts to paybles in accordance with Generally Accepted Accounting Principles. Additionally, Favorite Brands International Holding Corp's cash is not included on the attached balance sheet.

                 FAVORITE BRANDS INTERNATIONAL HOLDINGS CORP.
                 Statement of Cash Receipts and Disbursements
                                For the Period
                            (Thousands of Dollars)

     Debtors: Favorite Brands International Holding Corp., Favorite Brands International, Inc., Trolli Inc., and Sather Trucking Corporation (the
                                  "Debtors")

                   Case Number: 99-726PJW through 99-729JW

                    Cash Receipts and Disbursements Detail
                                (consolidated)

                                                     Favorite Brands International, Inc.             Sather Trucking Corporation
                                                ----------------------------------------------    -------------------------------
                                                    Sathers         Sathers          Sathers           STC              STC
                                                United Prairie  United Prairie       Norwest      United Prairie   United Prairie
                           BANK NAME:                Bank            Bank                              Bank            Bank
                           ACCOUNT #:                40619           40897         273-0015886        040037         Various(1)
                                                --------------  --------------   --------------   --------------   --------------
Beginning Bank Ledger Balance                   $           52  $           28   $            -   $           53   $          201
Receipts for Period                                      5,135             509            1,377            1,704
Disbursements for Period                                 5,162             505            1,377            1,735
                                                --------------  --------------   --------------   --------------   --------------
Ending Bank Ledger Balance                      $           25  $           31   $            -   $           22   $          201
                                                ==============  ==============   ==============   ==============   ==============

RECONCILIATION TO GENERAL LEDGER
--------------------------------
          Ending Bank Ledger Balance            $           25  $           31   $            -   $           22   $          201
          Outstanding Checks                             1,106             130                               138
          Deposits in Transit                               (1)            (99)
          Other Reconciling Items                            1
          Marketable Securities
                                                --------------  --------------   --------------   --------------   --------------
          Total Cash                            $       (1,081) $         (197)  $            -   $         (116)  $          201
                                                ==============  ==============   ==============   ==============   ==============

                                                                                  Trolli Inc.
                                                ---------------------------------------------------------------------------------
                                                   Trolli           Trolli          Trolli           Trolli           Trolli
                                                   Bank of          Bank of         Bank of        First Union      1st National
                           BANK NAME:              America          America         America                        Bank in Creston
                           ACCOUNT #:           8765-7-62355     8765-9-62354     8765-5-61583    2651901387172        375162
                                                --------------  --------------   --------------   --------------   ---------------
Beginning Bank Ledger Balance                   $            -  $            -   $            -   $            4   $           76
Receipts for Period                                      7,113             598              115                -                -
Disbursements for Period                                 7,113             598              115                -                -
                                                --------------  --------------   --------------   --------------   --------------
Ending Bank Ledger Balance                      $            -  $            -   $            -   $            4   $           76
                                                ==============  ==============   ==============   ==============   ==============

RECONCILIATION TO GENERAL LEDGER
--------------------------------
              Ending Bank Ledger Balance        $            -  $            -   $            -   $            4   $           76
              Outstanding Checks                $          769               7               16
              Deposits in Transit
              Other Reconciling Items                       11            (114)             106                2
              Marketable Securities
                                                --------------  --------------   --------------   --------------   ---------------
                                                $         (758) $         (121)  $           90   $            6   $            76
                                                ==============  ==============   ==============   ==============   ==============

                                                -------------------------------------------------
                                                    Trolli           Trolli           Trolli
                                                 1st National      1st National     Nova Scotia        Total(2)
                           BANK NAME:           Bank in Creston   Bank in Creston      Bank
                           ACCOUNT #:               2025443          2025450          1113212
                                                --------------    --------------   --------------   --------------
Beginning Bank Ledger Balance                   $           90    $            5   $           17   $        9,125
Receipts for Period                                          -                 5                -          115,603
Disbursements for Period                                    70                 3                -           97,005
                                                --------------    --------------   --------------   --------------
Ending Bank Ledger Balance                      $           20    $            7   $           17   $       27,724
                                                ==============    ==============   ==============   ==============

RECONCILIATION TO GENERAL LEDGER
--------------------------------
              Ending Bank Ledger Balance
              Outstanding Checks                $           20    $            7   $           17   $       27,724
              Deposits in Transit                           13                 2                             4,970
              Other Reconciling Items                                                                         (100)
              Marketable Securities                                                                          7,010
                                                --------------    --------------   --------------   --------------
              Total Cash                        $            7    $            5   $           17   $       29,663
                                                ==============    ==============   ==============   ==============

(1) Amounts are held in individual bank accounts specific for each owner/operators' deposit to Sather Trucking.

(2) Amount does not agree to cash per the April 24, 1999 balance sheet due to reclassifications of book overdrafts to paybles in accordance with Generally Accepted Accounting Principles. Additionally, Favorite Brands International Holding Corp's cash is not included on the attached balance sheet.

                  FAVORITE BRANDS INTERNATIONAL HOLDING CORP.
        Aging of Accounts Receivable and Postpetition Accounts Payable
                                For the Period
                            (Thousands of Dollars)

     Debtors: Favorite Brands International Holding Corp., Favorite Brands International, Inc., Trolli Inc., and Sather Trucking Corporation (the
                                  "Debtors")

                   Case Numbers: 99-726PJW through 99-729PJW


               AGING OF ACCOUNTS RECEIVABLE AND ACCOUNTS PAYABLE

       AGING OF ACCOUNTS RECEIVABLE
       ----------------------------
             0 - 30 days old                                        $   43,134

             31 - 60 days old                                          6,165.7

             61 - 90 days old                                            873.1

             + 91 days old                                               (10.3)

             Other A/R                                                16,042.0

                                                                    ----------
                          Total Accounts Receivable                 $   66,204
                                                                    ----------

                          Allowance for doubtful accounts             16,946.4

                                                                    ----------
                          Accounts Receivable (Net)                 $   49,258
                                                                    ==========

       AGING OF POSTPETITION ACCOUNTS PAYABLE
       --------------------------------------
             0 - 30 days old                                        $  7,124.2

             31 - 60 days old                                                -

             61 - 90 days old                                                -

             + 91 days old                                                   -

                                                                    ----------
                          Total Post Petition Accounts Payable      $  7,124.2
                                                                    ==========

                  FAVORITE BRANDS INTERNATIONAL HOLDING CORP.
                    Statement of Payments to Professionals
                                For the Period
                            (Thousands of Dollars)

     Debtors: Favorite Brands International Holding Corp., Favorite Brands International, Inc., Trolli Inc., and Sather Trucking Corporation (the
                                  "Debtors")

                   Case Numbers: 99-726PJW through 99-729PJW

                                                                                         Date of Court
                                                              Type of                  Order Authorizing           Amount
                                                            Professional                    Payment               Approved
-------------------------------------------------    ---------------------------    -----------------------    --------------
Skadden, Arps, Slate, Meagher & Flom                 debtor attorney                        N/A/(1)/               N/A/(1)/
Wasserstein Perella & Co.                            debtor financial advisors              N/A/(1)/               N/A/(1)/



                                                                                                               ==============
Total Payment to Professionals                                                                                    $      -
                                                                                                               ==============



                                                 Amount          Total Paid
                                                  Paid             to Date
                                             ---------------   ---------------
Skadden, Arps, Slate, Meagher & Flom            $ 200.00          $ 200.00
Wasserstein Perella & Co.                         162.76            162.76







                                             ===============   ===============
Total Payment to Professionals                  $ 362.76          $ 362.76
                                             ===============   ===============

(1) Debtors' April fiscal period began March 28, 1999 and therefore includes two business days pre-petition activity as the bankruptcy filing was made on March 30, 1999. Amounts were paid on March 30, 1999 prior to the filing.